Principal Funds, Inc.

Supplement dated March 18, 2016
to the Statement of Additional Information dated December 31, 2015

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MULTIPLE CLASS STRUCTURE

Under the Rule 12b-1 Fees / Distribution Plans and Agreements section, add the following as the first paragraph under the fee table:

Effective December 31, 2015, the Distributor has voluntarily agreed to limit the Fund’s Distribution Fees and/or Service (12b-1) Fees attributable to Class J. This waiver will reduce the Fund’s Distribution Fees by 0.018% (expressed as a percent of average net assets on an annualized basis). The fee waiver may be revised or terminated at any time without notice to shareholders.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Under Non-Fundamental Restrictions on page 8, delete and replace #1 and #2 with the following:

1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

Effective on or about May 31, 2016, on page 9, delete the first full paragraph and replace with the following:

Each Fund (except the Global Multi-Strategy, Global Opportunities, and SystematEx International Funds) has also adopted the non-fundamental policy (except the Opportunistic Municipal Fund, which has adopted a fundamental policy), pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. For purposes of testing the 80% requirement for the Diversified Real Asset Fund with respect to foreign currency investments, the Fund will count forward foreign currency contracts and similar investments that have economic characteristics similar or equivalent to investing in foreign currency directly; such value will be determined using the Fund’s Investments in high quality, short-term U.S. debt and money market instruments to the extent used to cover the Fund’s net exposure under such forward foreign currency contracts and similar instruments. For purposes of testing the 80% requirement for the Dynamic High Yield Explorer Fund, the Fund will count all investments in an exchange traded-fund (“ETF”) toward the requirement as long as 80% of the value of the ETF’s holdings focus on the particular type of investment suggested by the Fund name. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

Under Non-Fundamental Restrictions on page 9, delete and replace #1 with the following:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, by the underlying funds are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Independent Directors

Add the following to the alphabetical list:

Drew E. Lawton. Mr. Lawton has served as a Director of PFI and PVC and as a Trustee of the Trust since 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 - 2015, most recently as a senior managing director and CEO of New York Life Investment Management. Prior to New York Life, he was the president of Fridson Investment Advisors, LLC. Through his employment experience, he is experienced with financial, investment and regulatory matters.

Management Information

Add the following row to the list of Independent Directors:

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Drew E. Lawton 655 9th Street Des Moines, IA 50392 1959	Director Member Nominating and Governance Committee	Since 2016	Formerly, Senior Managing Director and CEO, of New York Life Insurance Company	121	None

Independent Directors (not Considered to be “Interested Persons”)

Add the following column to the list:

Fund	Lawton**
Blue Chip	A
Diversified Real Asset	A
Preferred Securities	A
Small-MidCap Dividend Income	A
Total Fund Complex	A
** Mr. Lawton was not a director as of December 31, 2015.

Compensation

Add the following row to the table under Compensation:

Director	The Funds in this SAI*	Fund Complex
Drew E. Lawton****	$0	$0
* Some of the Funds in this SAI have not completed a full year of operation. The Credit Opportunities Explorer, Dynamic High Yield Explorer, EDGE MidCap, Global Opportunities Equity Hedged, Multi-Manager Equity Long/Short, Origin Emerging Markets, Real Estate Allocation, Real Estate Debt Income, SystematEx International and SystematEx Large Value Funds are new since August 31, 2015.
**** Director’s appointment effective March 16, 2016